UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRST DEFIANCE FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FIRST DEFIANCE FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS

April 26, 2011

2:00 p.m. local time

The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the “Company”) as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 4, 2011 at the Annual Meeting of Shareholders to be held at the Operations Center of its subsidiary, First Federal Bank, located at 25600 Elliott Road, Defiance, Ohio 43512, on Tuesday, April 26, 2011, at 2:00 p.m., Eastern Time, and any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À                         FOLD AND DETACH HERE                         À

FIRST DEFIANCE FINANCIAL CORP. — ANNUAL MEETING, APRIL 26, 2011

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-888-216-1302 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/def and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Rev.1	3874

z					{
	☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
			FIRST DEFIANCE FINANCIAL CORP.	Annual Meeting of Stockholders
APRIL 26, 2011

			For	With- hold	For All Except			For	Against	Abstain
1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2014.	☐	☐	☐	☐	2.

Resolved, that the Shareholders approve the compensation of First Defiance’s executives named in the Summary Compensation Table of the Company’s 2011 Proxy Statement, as described in the “Compensation Discussion and Analysis”, the compensation tables and the related disclosure contained on pages 14-28 in the Proxy Statement.

								☐	☐	☐
	Nominees for a three-year term expiring in 2014:							For	Against	Abstain
	(01) Jean A. Hubbard (02) Barbara A. Mitzel (03) James L. Rohrs (04) Thomas A. Voigt					3.	Resolved, that the Shareholders approve the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for 2011.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.						4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” proposals 1, 2 and 3 listed above.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS SPECIFIED IN PROPOSAL 1, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, “FOR” THE APPROVAL OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

							Mark here if you plan to attend the meeting			☐
							Mark here for address change and note change			☐

	Please be sure to date and sign this proxy card in the box below.			Date
Sign above

    PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW
x										y

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

                                      ¿                                                                                                                 ¿

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.   By Mail; or

2.   By Telephone (using a Touch-Tone Phone); or

3.   By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., April 26, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone anytime prior to	anytime prior to
3:00 a.m., April 26, 2011.	3:00 a.m., April 26, 2011 go to
1-888-216-1302	https://www.proxyvotenow.com/def

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS :	Access at https://www.proxyvotenow.com/def

Your vote is important!